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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2001


                                  SAFEWAY INC.
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             (Exact name of registrant as specified in its charter)


                  Delaware                                   1-00041                          94-3019135
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
(State or other jurisdiction of Incorporation)      (Commission File Number)     (I.R.S. Employer Identification Number)

             5918 Stoneridge Mall Road, Pleasanton, California 94588
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               (Address of principal executive offices) (Zip Code)

                                 (925) 467-3000
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              (Registrants' telephone number, including area code)

                                       N/A
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          (former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

DEBT OFFERING

        On November 5, 2001, we completed an underwritten offering of $400,000,000 aggregate principal amount of our 3.625% Notes Due 2003 (the "Notes") under our registration statement on Form S-3, filed with the Securities and Exchange Commission (the "Commission") on February 5, 2001 (File No. 333-55008), the prospectus dated February 12, 2001, an accompanying prospectus supplement dated October 30, 2001 and the supplement thereto dated November 1, 2001, relating to our offer and sale of the Notes.

        The sale of the Notes was underwritten by Deutsche Banc Alex. Brown Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., BNY Capital Markets, Inc. and Credit Suisse First Boston Corporation pursuant to an underwriting agreement dated October 30, 2001 and an underwriting agreement dated November 1, 2001. The terms and conditions of the Notes and related matters are set forth in the Indenture dated as of September 10, 1997, between us and The Bank of New York, as trustee (the "Indenture") and, pursuant to Sections 2.2 and 10.4 of the Indenture, the Officers' Certificate filed as
Exhibit 4.2 hereto.


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     The following exhibits are filed as part of this Report:

                1.1 Underwriting Agreement, dated October 30, 2001, between Safeway Inc. and Deutsche Banc Alex. Brown Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., BNY Capital Markets, Inc. and Credit Suisse First Boston Corporation

                1.2 Underwriting Agreement, dated November 1, 2001, between Safeway Inc. and Deutsche Banc Alex. Brown Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., BNY Capital Markets, Inc. and Credit Suisse First Boston Corporation

                4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 10, 1997).

                4.2 Officers' Certificate, dated as of November 5, 2001, pursuant to Sections 2.2 and 10.4 of the Indenture.

                4.3     Form of 3.625% Note Due 2003.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2001


                                              SAFEWAY INC.

                                              By: /s/  Robert A. Gordon
                                                  -----------------------------
                                                  Robert A. Gordon
                                                  Senior Vice President and
                                                  General Counsel


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                                  EXHIBIT INDEX

Exhibits

                1.1 Underwriting Agreement, dated October 30, 2001, between Safeway Inc. and Deutsche Banc Alex. Brown Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., BNY Capital Markets, Inc. and Credit Suisse First Boston Corporation

                1.2 Underwriting Agreement, dated November 1, 2001, between Safeway Inc. and Deutsche Banc Alex. Brown Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., BNY Capital Markets, Inc. and Credit Suisse First Boston Corporation

                4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 10, 1997).

                4.2 Officers' Certificate, dated as of November 5, 2001, pursuant to Sections 2.2 and 10.4 of the Indenture.

                4.3     Form of 3.625% Note Due 2003.